Exhibit 10.1

APNs: 162-16-212-001, 162-16-113-004, 162-16-113-005, 162-16-610-004, 162-16-610-005,

162-16-511-008, 162-16-510-001 through 006, inclusive,

162-16-511-009, 162-16-510-007 through 018, inclusive, 162-16-510-021 through 022, inclusive,

162-16-510-024 through 025, inclusive, 162-16-510-028 through 031, inclusive,

162-16-610-028 through 030, inclusive, 162-16-610-021 through 022, inclusive,

162-16-610-017 through 019, inclusive, 162-16-610-008 through 015, inclusive,

162-16-611-001 through 014, inclusive, 162-16-610-016, 162-16-610-007, 162-16-610-006,

162-16-511-002 and 162-16-511-003, 162-16-511-002, 162-16-511-003,

162-16-610-016, 162-16-610-007 and 162-16-610-006,

162-16-511-008 and 162-16-510-001, through 006, inclusive, 162-16-511-009,

162-16-510-007 through 018, inclusive, 162-16-510-021 through 022, inclusive,

162-16-510-024 through 025, inclusive, 162-16-510-028 through 031, inclusive,

162-16-610-028 through 030, inclusive, 162-16-610-021 through 022, inclusive,

162-16-610-017 through 019, inclusive, 162-16-610-008 through 015, inclusive,

162-16-611-001 through 014, inclusive,

162-16-511-002 and 162-16-511-003

Recording requested by and recorded

counterparts should be returned to:

Sony Ben-Moshe, Esq.

Latham & Watkins

701 B Street, Suite 2100

San Diego, California 92101

Mail Property Tax Statements to:

Wynn Las Vegas, LLC

Palo, LLC

Valvino Lamore, LLC

Wynn Resorts Holdings, LLC

Legal Department

3145 Las Vegas Boulevard South

Las Vegas, Nevada 89109

AMENDMENT TO MULTIPLE DEEDS OF TRUST, LEASEHOLD DEEDS OF TRUST,

ASSIGNMENTS OF RENTS AND LEASES,

SECURITY AGREEMENTS AND FIXTURE FILINGS

MADE BY

WYNN LAS VEGAS, LLC,

a Nevada limited liability company,

as Trustor,

WYNN RESORTS HOLDINGS, LLC,

a Nevada limited liability company,

as Trustor,

VALVINO LAMORE, LLC,

a Nevada limited liability company,

as Trustor,

AND

PALO, LLC,

a Delaware limited liability company,

as Trustor,

to

Nevada Title Company,

a Nevada corporation,

as Trustee,

for the benefit of

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Administrative Agent for the benefit of the Secured Parties,

as Beneficiary

AMENDMENT TO MULTIPLE DEEDS OF TRUST, LEASEHOLD DEEDS OF TRUST, ASSIGNMENTS OF RENTS AND LEASES,

SECURITY AGREEMENTS AND FIXTURE FILINGS

THIS AMENDMENT TO MULTIPLE DEEDS OF TRUST, LEASEHOLD DEEDS OF TRUST, ASSIGNMENTS OF RENTS AND LEASES, SECURITY AGREEMENTS AND FIXTURE FILINGS (hereinafter called “Amendment”) is made as of April 23, 2003 by WYNN LAS VEGAS, LLC, a Nevada limited liability company (“Wynn Las Vegas”), WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company (“Wynn Resorts”), VALVINO LAMORE, LLC, a Nevada limited liability company (“Valvino”), and PALO, LLC, a Delaware limited liability company (“Palo”, and together with Wynn Las Vegas, Wynn Resorts and Valvino, “Trustors”), to Nevada Title Company, a Nevada corporation, as Trustee (“Trustee”), for the benefit of DEUTSCHE BANK TRUST COMPANY AMERICAS (“Beneficiary”), in its capacity as Administrative Agent for the Secured Parties.

RECITALS

A. Wynn Las Vegas has executed that certain Amended and Restated Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, effective as of October 30, 2002 and recorded on October 29, 2002 in Book No. 20021029 as Instrument No. 03540 of Official Records in the office of the County Recorder of Clark County, Nevada (as amended, modified or supplemented from time to time, the “Wynn Las Vegas Deed of Trust”) in favor of Nevada Title Company for the benefit of the Administrative Agent;

B. Palo has executed that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, effective as of October 30, 2002 and recorded on October 29, 2002 in Book No. 20021029 as Instrument No. 03543 (as amended, modified or supplemented from time to time, the “Palo Deed of Trust”) in favor of Nevada Title Company, for the benefit of the Administrative Agent;

C. Valvino has executed that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, effective as of October 30, 2002 and recorded on October 29, 2002 in Book No. 20021029 as Instrument No. 03542 (as amended, modified or supplemented from time to time, the “Valvino Deed of Trust”) in favor of Nevada Title Company, for the benefit of the Administrative Agent;

D. Wynn Resorts Holdings has made that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, effective as of October 30, 2002 and recorded on October 29, 2002 in Book No. 20021029 as Instrument No. 03541 (as amended, modified or supplemented from time to time, the “Wynn Resorts Holdings Deed of Trust” and, together with the Wynn Las Vegas Deed of Trust, the Palo Deed of Trust and the Valvino Deed of Trust, the “Wynn Deeds of Trust”) in favor of Nevada Title Company, for the benefit of the Administrative Agent; and

E. Due to inadvertent omissions in the Wynn Deeds of Trust, the parties now wish to make certain amendments to the Wynn Deeds of Trust in order to correct such inadvertent omissions, in each case pursuant to Section 6.16 of the respective Wynn Deeds of Trust.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustors for the benefit of Trustee, Beneficiary on behalf of the Secured Parties agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Wynn Deeds of Trust, as applicable.

2. Amendments.

(a) The face page of each of the Wynn Deeds of Trust is amended by replacing the words:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Administrative Agent for the benefit of the Banks,

as Beneficiary

with the words

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Administrative Agent for the benefit of the Secured Parties,

as Beneficiary

(b) The definition of “Obligations” contained in each of the Wynn Resorts Holdings Deed of Trust, the Palo Deed of Trust and the Valvino Deed of Trust, is deleted in its entirety and replaced with the following:

“Obligations” means (i) the payment and performance by Borrower of each covenant and agreement of Borrower contained in the Commitment Letter, the Credit Agreement, the Notes, the other Loan Documents (including the Security Documents) and the Specified Hedge Agreements and (ii) the payment and performance by Trustor of each covenant and agreement of Trustor contained in the Guaranty, this Deed of Trust, the Indemnity Agreement and the other Loan Documents.

(c) The definition of “Obligations” contained in the Wynn Las Vegas Deed of Trust is deleted in its entirety and replaced with the following:

“Obligations” means the payment and performance of each covenant and agreement of Trustor contained in this Deed of Trust, the Commitment

Letter, the Credit Agreement, the Notes, the Indemnity Agreement, the other Loan Documents (including the Security Documents) and the Specified Hedge Agreements.

(d) The first paragraph of the granting clause of the Wynn Las Vegas Deed of Trust (at the top of page nine of the Wynn Las Vegas Deed of Trust) is amended by (i) inserting the language “and the Specified Hedge Agreements” at the end of clause (1) of such paragraph, (ii) inserting the language “and the other Obligations” at the end of clause (2) of such paragraph and (iii) replacing the word “BANKS” in the second to last line of such paragraph with the words “SECURED PARTIES”.

(e) The first paragraph of the granting clause of each of the Wynn Resorts Holdings Deed of Trust, the Palo Deed of Trust and the Valvino Deed of Trust (at the top of page nine of the Wynn Resorts Holdings Deed of Trust and on page eight of the Palo Deed of Trust and the Valvino Deed of Trust) is amended by replacing the word “BANKS” in the second to last line of such paragraph with the words “SECURED PARTIES”.

3. Miscellaneous. The governing law provisions set forth in Section 6.9 of each of the Wynn Deeds of Trust are incorporated herein by this reference mutatis mutandis, as applicable. Except as amended hereby, all of the provisions of the Wynn Deeds of Trust shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Trustors have executed this Amendment as of the day and year first above written.

TRUSTOR:

WYNN LAS VEGAS, LLC, a Nevada limited liability company,

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

	By:	Valvino Lamore, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation, its sole member

			By:	/s/ Marc H. Rubinstein

Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel and Secretary

WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company,

By:	Valvino Lamore, LLC,
a Nevada limited liability company, its sole member

By:	Wynn Resorts, Limited,
a Nevada corporation, its sole member

		By:	/s/ Marc H. Rubinstein

Name: Marc H. Rubinstein
Title: Senior Vice President, General Counsel and Secretary

S-1

VALVINO LAMORE, LLC,
a Nevada limited liability company,

By: Wynn Resorts, Limited a Nevada corporation, its sole member

		By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President, General Counsel and Secretary

PALO, LLC,
a Delaware limited liability company,

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

	By:	Valvino Lamore, LLC
a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation, its sole member

		By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President, General Counsel and Secretary

S-2